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                     SECOND AMENDMENT TO LOAN DOCUMENTS

    This SECOND AMENDMENT TO LOAN DOCUMENTS (this "AMENDMENT"), dated AS OF NOVEMBER 3, 1995, is entered into by and between IMCO RECYCLING INC., a Delaware CORPORATION (the "BORROWER"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "LENDER").

    WHEREAS, the Borrower and the Lender entered into a loan agreement, dated as of September 20, 1994, as amended by the First Amendment to Loan Documents, dated as of May 31, 1995 (the "FIRST AMENDMENT") (said agreement, as amended by the First Amendment and by this Amendment, being the "LOAN AGREEMENT"; the terms defined in the Loan Agreement are used herein as therein defined), pursuant to which the Lender agreed to make loans and advances (collectively, the "LOAN") to the Borrower in accordance with the terms thereof,

    WHEREAS, the Loan is evidenced by that certain (i) Revolving Promissory Note, (ii) Term Promissory Note and (iii) Converting Promissory Note (collectively, the "ORIGINAL NOTES"), each dated as of September 20, 1994, each in the stated principal amount of $5,000,000, bearing interest and being payable to the order of the Lender as therein provided;

    WHEREAS, in connection with the execution of the Loan Agreement, the Borrower and the Lender entered into a Negative Pledge Agreement, dated as of September 20, 1994 (herein called the same);

    WHEREAS, the Borrower and the Lender wish to amend certain provisions of the Loan Agreement, the Original Notes and the Negative Pledge Agreement as set forth herein.

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1. AMENDMENTS TO LOAN AGREEMENT.

    (a) AMENDMENT TO THE DEFINITIONS OF "EBITDA", "MONY DOCUMENTS", "REVOLVING COMMITMENT", "REVOLVING COMMITMENT TERMINATION DATE" AND "TERM COMMITMENT" IN SECTION 1 OF THE LOAN AGREEMENT.

        (1) Effective as of the date hereof, the definition of "EBITDA" contained in SECTION I of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

        "EBITDA means, for any period without duplication, the total of the following for Borrower and its Subsidiaries on a consolidated basis, calculated quarterly for the most recently completed four (4) quarters: (i) net income determined in accordance with GAAP; PLUS, to the extent included in the calculation of net income, (ii) the sum of (a) taxes paid or accrued; (b) interest expenses, net of interest income, paid or accrued; (c) amortization and depreciation; and (d) other


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        non-cash charges (excluding accruals for cash expenses
        made in the ordinary course of business); LESS, to the extent included in the calculation of net income, (iii) the sum of (a) the earnings of any Person that Borrower (or a Subsidiary of Borrower) has a minority ownership interest in unless such earnings are irrevocably received by Borrower (or such Subsidiary) in the form of a cash dividend or cash distribution, (b) extraordinary or non-recurring items other than extraordinary or non-recurring "cash" losses, in each case for the four fiscal quarters immediately preceding the date of calculation and (c) the earnings derived, directly or indirectly, from joint ventures between Borrower and any Person whose income and/or losses are not consolidated with those of Borrower for tax or other reporting purposes."

        (2) Effective as of the date hereof, the definition of "MONY Documents" contained in SECTION 1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

        "MONY Documents" means those certain Note Purchase Agreements dated as of December 15, 1988 and on or about November 15, 1995, respectively (as ended from time to time) and any and all notes, instruments, contracts and agreements executed in connection therewith, pursuant to which Borrower (or a Subsidiary of Borrower) is indebted to MONY in the aggregate principal amount of $38,000,000."

        (3) Effective as of the date hereof, the definition of "Revolving Commitment" contained in SECTION 1 of the Loan Agreement is hereby amended by deleting therefrom the figure of $5,000,000 and substituting therefor the figure of "$10,000,000."

        "(4) Effective as of the date hereof, the definition of "Term Commitment" contained in SECTION 1 of the Loan Agreement is hereby amended by deleting therefrom the figure of $5,000,000 and substituting therefor the figure of "$4,000,000."

    (b) ADDITION OF THE DEFINITION OF "CURRENT MATURITIES" TO SECTION 1 OF THE LOAN AGREEMENT. Effective as of the date hereof, a new definition "Current Maturities" is hereby added to SECTION 1 of the Loan Agreement as follows:

    "CURRENT MATURITIES means, at any date of determination, the sum of (i) current maturities of long term indebtedness of Borrower as at such date, in accordance with GAAP; (ii) accrued and unpaid taxes; and (iii) accrued and unpaid interest expense."

    (c) DELETION OF THE DEFINITION OF "ACCELERATION DATE" TO SECTION 1 OF THE LOAN AGREEMENT. Effective as of the date hereof, the definition of "Acceleration Date" contained in SECTION 1 of the Loan Agreement is hereby deleted in its entirety.

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    (d)  DELETION OF SECTION 2.9(b) TO THE LOAN AGREEMENT.  Effective as of
the date hereof, SECTION 2.9(b) of the Loan Agreement is hereby deleted in its entirety.

    (e) DELETION OF SECTION 2.9(c) TO THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 2.9(c) of the Loan Agreement is hereby deleted in its entirety.

    (f) AMENDMENT TO SECTION 2.13 TO THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 2.13 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

        "2.13 USE OF PROCEEDS. Borrower shall use the proceeds of the Loan to fund capital projects, acquisitions and investments and to finance the working capital needs of Borrower. All loan proceeds shall be used by Borrower only for legal and proper corporate purposes which are consistent with all applicable laws and statutes."

    (g) ADDITION OF SECTION 2.16 TO THE LOAN AGREEMENT. Effective as of the date hereof, a new SECTION 2.16 is hereby added to the Loan Agreement as follows:

        "2.16. COMMITMENT FEE. In consideration for Lender's commitment to make the Revolving Loans available to Borrower, Borrower agrees to pay to Lender a quarterly loan commitment fee in an amount equal to three-sixteenths of one percent (.1875%) per annum (calculated on the basis of a year of 360 days) of the average daily amount of the unused portion of the Revolving Commitment in excess of the first $5,000,000 available to be advanced thereunder by Lender to Borrower for such quarter. Borrower and Lender agree that (i) Borrower shall have no obligation to pay to Lender a commitment fee on any unused portion of the first $5,000,000 available to be advanced by Lender to Borrower under the Revolving Commitment during any fiscal quarter, and (ii) any advance under the Revolving Commitment will first be applied to the first $5,000,000 available to be advanced that is not subject to the commitment fee. Such loan commitment fee is due and payable in arrears on the last Business Day of each quarter, commencing on December 31, 1995, during the term of this Agreement, and upon the termination hereof."

    (h) DELETION OF SECTION 5.1(l) TO THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 5.1(l) of the Loan Agreement is hereby deleted in its entirety.

    (i) AMENDMENT TO SECTION 5.2(a) TO THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 5.2(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

        "(a) DEBT. Create, incur or suffer to exist any direct, indirect, fixed or contingent liability for any Debt, other than, without duplication, and solely with respect to Borrower (i) the Obligations, (ii) the obligations of Borrower to MONY under the MONY Documents, (iii) additional secured Debt for borrowed money in an amount not to exceed $250,000 in the aggregate at any time to be used solely for purchases by

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    Borrower made in the ordinary course of business, (iv) unsecured
    Debt, (v) Debt secured by Permitted Liens, (vi) secured indebtedness to the Commonwealth of Kentucky, any municipality, political subdivision, department, agency or instrumentality thereof in a principal amount not to exceed $10,000,000 in the aggregate, and (vii) Debt incurred by VAW-IMCO Guss and Recycling GmbH, a German limited liability company ("GMBH"); PROVIDED, HOWEVER, that the lender of any such Debt shall not have any contractual recourse against the Borrower or its Subsidiaries (other than GmbH) if GmbH defaults in the payment of such Debt. Notwithstanding the foregoing, Borrower shall not permit any of its Subsidiaries (other than GmbH) to create, incur or suffer to exist any direct, indirect, fixed or contingent liability for any debt for borrowed money. Nothing contained in this SECTION 5.2(a) shall in any way affect Borrower's obligations under SECTION 5.2(g) or
    (m) to maintain the financial covenants set forth therein.

    (j) AMENDMENT TO SECTION 5.2(k) TO THE LOAN AGREEMENT. Effective as of the date hereof, SECTION 5.2(k) to the Loan Agreement is hereby amended and restated in its entirety as follows:

        "(k) NEW BUSINESSES. Engage in any business other than business related to nonferrous metal recovery."

    (k) ADDITION OF SECTION 5.2(m) TO THE LOAN AGREEMENT. Effective as of the date hereof, a new SECTION 5.2(m) to the Loan Agreement is hereby added to the Loan Agreement as follows:

        "(m) RATIO OF EBITDA TO CURRENT MATURITIES. Permit the ratio of (i) EBITDA to (ii) Current Maturities to be or become less than
    1.2 to 1.0 at any time during the term hereof."

    (l) RESTATEMENT OF CERTAIN SCHEDULES. Effective as of the date hereof, Schedules 4.6, 4.9, 4.11, 4.13, 4.14 and 4.15 to the Loan Agreement are amended and restated in their entirety in the form attached hereto.

    (m) AMENDMENT TO SECTION 5.2(c) OF LOAN AGREEMENT. Effective as of the date hereof, Section 5.2(c) is hereby amended and restated in its entirety as follows: "Sponsor or contribute to, or create or suffer to exist any contractual or other obligation to contribute to, any Plan or Multiemployer Plan except such Plans or Multiemployer Plans as described on Schedule 4.9.

    (n)  AMENDMENT TO FIRST AMENDMENT.  Effective as of the date hereof,
Section 5 of the First Amendment is hereby amended and restated in its entirety as follows:

        "Upon the occurrence of any Default or Event of Default, Lender may elect, in its sole discretion, on behalf of and without notice to Borrower, to make and use Revolving Loans and/or Converting Revolving Loans to pay Lender for any amounts due to Lender pursuant to the Loan Documents, including without limitation any and all costs and

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

    expenses incurred by Lender pursuant to the Loan Documents and/or to cure any Default or Event of Default."

    SECTION 2. AMENDMENTS TO NEGATIVE PLEDGE AGREEMENT.

    (a) AMENDMENT TO THE PREAMBLE OF THE NEGATIVE PLEDGE AGREEMENT. Effective as of the date hereof, the preamble of the Negative Pledge Agreement is hereby amended by deleting therefrom the figure of "$15,000,000" and substituting therefor the figure of "$19,000,000."

    (b) AMENDMENTS TO SECTION 4(iii) OF THE NEGATIVE PLEDGE AGREEMENT. Effective as of the date hereof, the first sentence of SECTION 4(iii) is hereby amended and restated in its entirety as follows:

        "The execution and delivery by the Company of this Agreement, the Loan Agreement, and the Amended and Restated Revolving Promissory Note in the stated principal amount of $10,000,000, the Amended and Restated Term Promissory Note in the stated principal amount of $4,000,000, and the Amended and Restated Converting Promissory Note in the stated principal amount of $5,000,000 (individually and collectively, the "NOTE"), each Note executed as of November 3, 1995 and payable to the order of Lender evidencing the Loan and the performance of the obligations hereunder and thereunder have been duly authorized."

    SECTION 3. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Lender:

        (a) The Lender shall have received this Amendment, duly executed by Borrower, and such additional documents, instruments and information as the Lender or its legal counsel may request;

        (b) The Lender shall have received the Amended and Restated Revolving Promissory Note (the "AMENDED REVOLVING NOTE"), duly executed by Borrower, and payable to the order of Lender in the original principal amount of $10,000,000;

        (c) The Lender shall have received the Amended and Restated Term Promissory Note (the "AMENDED TENDER NOTE"), duly executed by Borrower, and payable to the order of Lender in the original principal amount of $4,000,000;

        (d) The Lender shall have received the Amended and Restated Converting Promissory Note (the "AMENDED CONVERTING NOTE"), duly executed by Borrower, and payable to the order of Lender in the original principal amount of $5,000,000;

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        (e) The Lender shall have received a true, correct and complete copy of presently effective resolutions of the Borrower's board of directors, authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith, certified by the Secretary or an Assistant Secretary of the Borrower; and

        (f) Each of the representations and warranties contained herein shall be true and correct on the date hereof.

    SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

        (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

        (b) The execution, delivery and performance by the Borrower of this Amendment, the Loan Agreement, as amended hereby, the Notes, as amended and restated in connection herewith, and the Loan Documents are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene the Borrower's charter or bylaws, or any law or contractual restriction binding on or affecting the Borrower, or result in, or require, the creation of any lien, security interest or other charge or encumbrance (other than in favor of the Lender) on or upon or with respect to any of its properties.

         (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment or the Loan Agreement, as amended hereby, the Notes, as amended and restated in connection herewith, or any of the Loan Documents.

        (d) This Amendment and the Loan Agreement, as amended hereby, the Notes, as amended and restated in connection herewith, and the Loan Documents to which Borrower is a party, constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms (except as enforcement thereof may be limited by bankruptcy reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally).

        (e) There is no pending or threatened action or proceeding affecting the Borrower or any of its affiliates before any court, governmental agency or arbitrator, which may result in a Material Adverse Effect.

        (f) The representations and warranties contained in SECTION 4 of the Loan Agreement are true and correct on and as of the date of this Amendment.

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        (g) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

        (h) There has been no material adverse change in the condition, financial or otherwise, or operations of the Borrower since June 30, 1995, nor has there otherwise occurred a Material Adverse Effect.

        (i) There has been no material adverse change with respect to any document, instrument or other information supplied by the Borrower to the Lender prior to the date hereof.

        (j) Borrower hereby acknowledges and agrees that Borrower has no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if Borrower has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loans and/or the Loan Documents, same are hereby waived, relinquished and released in consideration of Lender's execution and delivery of this Agreement.

    SECTION 5. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

    (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the other Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended hereby.

    (b) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Documents to (i) "Revolving Note" shall mean and be a reference to Amended Revolving Note, (ii) "Term Note" shall mean and be a reference to Amended Term Note, (iii) "Converting Revolving Note" shall mean and be a reference to Amended Converting Note, and (iv) "Notes" shall collectively mean and be a reference to the Amended Revolving Note, the Amended Term Note and the Amended Converting Note.


    (c) Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

    (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or the other Loan Documents nor constitute a waiver of any provision of any thereof.

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     SECTION 6. COSTS, FEES AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (who may be in-house counsel) for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities hereunder and thereunder.

    SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

    SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

    SECTION 9. FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                           TEXAS COMMERCE BANK
                                              NATIONAL ASSOCIATION


                                      By: /s/ Bill Stroope
                                          -----------------------------------
                                          Bill Stroope, Senior Vice President



                                      IMCO RECYCLING INC.

                                      By: /s/ James B. Walburg
                                          -----------------------------------
                                          James B. Walburg
                                          Vice President and Treasurer

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